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As filed with the Securities and Exchange Commission on October 16, 2007

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Fifth Street Finance Corp.
(Exact name of registrant as specified in charter)

White Plains Plaza
445 Hamilton Avenue, Suite 1206
White Plains, NY 10601
(914) 286-6800
(Address and telephone number,
including area code, of principal executive offices)

Leonard M. Tannenbaum
Fifth Street Finance Corp.
White Plains Plaza
445 Hamilton Avenue, Suite 1206
White Plains, NY 10601
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	William G. Farrar, Esq. Sullivan & Cromwell LLP 125 Broad Street NW New York, NY 10004-2498 Tel: (212) 558-4000 Fax: (212) 558-1600

           Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

           If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

           It is proposed that this filing will become effective (check appropriate box):

    ☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $0.01 par value per share	$150,000,000	$4,605

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION. DATED OCTOBER 16, 2007.

Shares

Fifth Street Finance Corp.

Common Stock

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments.

          We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of [                  ] 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by FSC Management LLC, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies.

          This is an initial public offering of our shares of common stock. All of the [             ] shares of common stock are being sold by us.

          Prior to this offering, there has been no public market for the common stock. It is currently estimated that the initial public offering price per share will be between $[    ] and $[    ]. We intend to list the common stock on the New York Stock Exchange under the symbol "FSC."

          See "Risk Factors" on page 8 to read about factors you should consider before buying shares of the common stock. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

          This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Initial public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)
We estimate that we will incur approximately $                        of expenses in connection with this offering.

          To the extent that the underwriters sell more than [    ] shares of common stock, the underwriters have the option to purchase up to an additional [    ] shares from us at the initial public offering price less the underwriting discount (sales load). If the option is exercised in full, the total public offering price would be $[             ], the total underwriting discount (sales load) would be $[             ], and the proceeds to us, before expenses, would be $[             ].

          The underwriters expect to deliver the shares against payment on or about                          , 2008.

Goldman, Sachs & Co.	UBS Investment Bank
Wachovia Securities
BMO Capital Markets

Prospectus dated [             ], 200[    ]

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
THE OFFERING	5
FEES AND EXPENSES	6
RISK FACTORS	8
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	23
MERGER; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS	24
USE OF PROCEEDS	25
DISTRIBUTIONS	26
CAPITALIZATION	27
DILUTION	28
SELECTED FINANCIAL AND OTHER DATA	29
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS	30
BUSINESS	40
PORTFOLIO COMPANIES	52
MANAGEMENT	54
SENIOR SECURITIES	61
INVESTMENT ADVISORY AGREEMENT	62
ADMINISTRATION AGREEMENT	69
LICENSE AGREEMENT	69
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	70
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	71
DIVIDEND REINVESTMENT PLAN	73
DESCRIPTION OF OUR SECURITIES	75
SHARES ELIGIBLE FOR FUTURE SALE	78
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	80
REGULATION	86
UNDERWRITING	91
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	95
BROKERAGE ALLOCATION AND OTHER PRACTICES	95
LEGAL MATTERS	95
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95
AVAILABLE INFORMATION	95
PRIVACY NOTICE	96
INDEX TO FINANCIAL STATEMENTS	F-1
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES	F-

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

PROSPECTUS SUMMARY

          This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled "Risk Factors."

          We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of [             ], 200[    ], and in conjunction with this offering, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., an existing Delaware corporation. Unless otherwise noted, the terms "we," "us," "our" and "Fifth Street" refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date, and Fifth Street Finance Corp. on and after the merger date. In addition, the terms "FSC Management" and "investment adviser" refer to FSC Management LLC.

Fifth Street Finance Corp.

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by FSC Management, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies. FSC Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $300 million in small and mid-sized companies since 1998.

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser's strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

          From the commencement of our operations on February 15, 2007, through September 30, 2007, we originated $96 million of investments (which included $7 million of unfunded commitments). As of September 30, 2007, our portfolio was comprised of debt and equity investments in 10 portfolio companies and the weighted average annualized yield of our debt investments, totaling $[    ] million as of such date, was approximately [    ]%. We expect our investments to generally range in size from $5 million to $40 million and to principally be in the form of first and second lien debt investments, which may also include an equity component. As of September 30, 2007, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in all of our portfolio companies as of September 30, 2007.

          In the quarter ended September 30, 2007, the principals of our investment adviser identified more than $1.5 billion of potential investment opportunities, provided term sheets on $189 million of such opportunities and closed on $54 million of investments. In addition, as of September 30, 2007, the principals of our investment adviser had entered into non-binding term sheets, representing approximately $48 million of investment commitments in four prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

          Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of [             ], 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., an existing corporation that is an externally managed, closed-end, non-diversified management investment company and we elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See "Regulation." We also intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code, or "Code." See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

          Our investment adviser is led by five principals who collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $300 million in small and mid-sized companies since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 35 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

          We expect to benefit from our investment adviser's ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

          The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser's managing partner, Marc A. Goodman, our investment adviser's senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser and Robert S. Kiesel, a partner of our investment adviser.

Business Strategy

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

  •
  Capitalize on our investment adviser's strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe our investment adviser's close relationships with private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and our investment adviser has active relationships with over 130 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

  •
  Focus on small and mid-sized companies. We believe that there are relatively few finance companies focused on transactions involving small and mid-sized companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

  •
  Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to consistently increase the number and quality of our investment opportunities and allow us to continue to directly originate a substantial amount of our investments. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. In the quarter ended September 30, 2007, the principals of our investment adviser reviewed more than $1.5 billion of potential investment opportunities compared to $1.3 billion in the quarter ended June 30, 2007 and $1.0 billion in the quarter ended March 31, 2007.

  •
  Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest with private equity sponsors who have proven capabilities in building value. We offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

  •
  Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong deal protections. As of September 30, 2007, the weighted average annualized yield of our debt investments, totaling $[    ] million as of such date, was approximately [    ]%, which includes a cash component of [    ]% on an annualized basis. The loans in our portfolio at the same date averaged a debt to EBITDA multiple of 3.4x at inception of the loan. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections reduce our risk of capital loss.

  •
  Leverage the skills and experience of our investment adviser. The principals of our investment adviser collectively have over 50 years of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser's expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Market Opportunity

          We focus on building networks with private equity sponsors that invest in small and mid-sized companies. We provide financing to support the acquisitions or recapitalizations of companies by private equity sponsors. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and based on a search of the Dun and Bradstreet database completed on October 8, 2007, we believe there are approximately 69,000 companies in the United States with revenues between $25 million and $250 million. We believe many small and mid-sized companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on transactions involving larger companies. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. As a result, we believe that this provides us with an opportunity to grow our portfolio and enhance our reputation as a reliable lender to small and mid-sized companies in connection with investments by private equity sponsors. The underserved and less competitive nature of the small and mid-sized company market creates the opportunity for us to meet the financing requirements of small and mid-sized companies while also negotiating favorable investment terms. In addition, we believe that the volatility of the credit markets during the third quarter of 2007 further constrained the financing options available to small and mid-sized companies.

Recent Developments

          [To be provided]

Corporate Information

          Our principal executive offices are located at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common stock offered by us	[ ] shares(1)
Common stock to be outstanding after this offering	[ ] shares(1)
Use of proceeds	Our net proceeds from this offering will be approximately $[ ] million, assuming an initial public offering price of $[ ] per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. We intend to retain the balance of the net proceeds to pay operating expenses, dividends and for general corporate purposes. See "Use of Proceeds."
Proposed New York Stock Exchange symbol	"FSC"
Distributions	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.
Dividend Reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Risk factors	An investment in our common stock involves risk. See "Risk Factors" beginning on page 8 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, DC and on the SEC's Internet website at www.sec.gov. We will also provide such information on our website at www.fifthstreetfinance.com. Information contained on our website is not part of this prospectus and should not be relied upon as such.

(1)
Does not include             shares of common stock issuable pursuant to the option to purchase additional shares of common stock granted by us to the underwriters.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Fifth Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.0	%(4)
Incentive fees payable under our investment advisory agreement	—	(5)
Interest payments on borrowed funds		(6)
Other expenses		%

Total annual expenses		%

Example

          The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of % (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

          The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

(1)
The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $[             ] to be paid by us.

(3)
The expenses of administering our dividend reinvestment plan are included in other expenses.

(4)
Our base management fee under the investment advisory agreement is based on our gross assets. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee."

(5)
Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be fully invested within six to nine months from the consummation of this offering and we may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies. See "Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee" for a full explanation of how the incentive fee is calculated.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments.

RISK FACTORS

          Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history.

          We commenced our operations on February 15, 2007. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We currently have a limited number of investments in our investment portfolio. As a result, a loss on one or more of those investments would have a more adverse effect on our company than the effect such loss would have on a company with a larger and more diverse investment portfolio.

          As a new company with a limited operating history, we have not had the opportunity to invest in a large number of portfolio companies. As a result, until we have increased the number of investments in our investment portfolio, a loss on one or more of our investments would affect us more adversely than such loss would affect a company with a larger and more diverse investment portfolio.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

          Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

          Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser's ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

          FSC Management is a new investment adviser and, as discussed above, we were organized on February 15, 2007. We have no employees; we will depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser, will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser, Messrs. Tannenbaum, Goodman, Alva, Berman and Kiesel. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          Our ability to achieve our investment objective depends on our investment adviser's ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser has no prior experience managing a business development company or a RIC.

          The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the principals of our investment adviser. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser does not have any experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

          We expect that the principals of our investment adviser will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

          We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small and mid-sized companies. As a result of these new entrants, competition for investment opportunities in small and mid-sized companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

          The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined may encourage our investment adviser to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

          Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	-10%		-5%		0%		5%		10%
Corresponding net return to common stockholder	[]	%	[]	%	[]	%	[]	%	[]	%

(1)
Assumes $[    ] million in total assets, $[    ] million in debt outstanding, $[    ] million in stockholders' equity, and an average cost of funds of [    ]%. Actual interest payments may be different.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

          Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Our ability to enter into transactions with our affiliates will be restricted.

          We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we will be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

          Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our president and chief executive officer, and managing partner of our investment adviser, is and, following this offering, will continue to be managing partner of Fifth Street Capital LLC, a private investment firm. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of Fifth Street and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Fifth Street. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to Fifth Street and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds.

We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

          Our investment advisory agreement entitles our investment adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

          Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

The incentive fee we pay to our investment adviser in respect of capital gains may be effectively greater than 20%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see "Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee." We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

          If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption "Regulation."

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

          As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we will need to periodically access the capital markets to raise cash to fund new investments. We may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

          We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

          We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

          In addition, we may in the future seek to securitize our investments to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

We may experience fluctuations in our quarterly results.

          We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

          Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

          To obtain and maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See "Material U.S. Federal Income Tax Considerations." Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, and our distributions may not grow over time.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

          For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

          Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company."

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

          Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

          Upon completion of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending September 30, 2009, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

          Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          We are authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

          We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied by our shareholders through the return of certain distributions previously made to them.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

          We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Changes in interest rates may affect our cost of capital and net investment income.

          Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

          Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

          Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

          We anticipate that, depending on market conditions, it may take us up to six to nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

          Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering are likely to incur immediate dilution upon the closing of this offering.

          Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. These factors will result in immediate dilution of our net asset value per share following the offering of approximately $[    ], or approximately $[    ] per share if the underwriters' option to purchase additional shares is exercised in full.

We have not identified specific investments in which to invest all of the proceeds of this offering.

          As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which we will invest the net proceeds of this offering, or the economic merits of any new investment.

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs and business development companies;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of our key personnel; and

  •
  general economic trends and other external factors.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

          Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us and the underwriters. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Initially, the market for our common stock will be extremely limited. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock.

          In connection with the merger of Fifth Street Mezzanine Partners III, L.P. with and into Fifth Street Finance Corp., the limited partners of Fifth Street Mezzanine Partners III, L.P. received restricted common stock in exchange for their respective equity interests in Fifth Street Mezzanine Partners III, L.P. See "Merger; Business Development Company and Regulated Investment Company Elections." Beginning on March 31, 2008, portions of this stock may be transferred subject to the terms and limitations under Rule 144 (a non-exclusive resale exemption under the Securities Act of 1933, referred to as the Securities Act). Moreover, we have agreed to use commercially reasonable efforts to register the resale of this restricted stock no later than the first anniversary of the closing of this offering. Thus, this restricted stock represents a significant "overhang," and significant sales of this stock, once it becomes tradable, could have an adverse affect on the price of our shares. Any such adverse effects upon our share price could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our certificate of incorporation and our bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

          We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MERGER; BUSINESS DEVELOPMENT COMPANY
AND REGULATED INVESTMENT COMPANY ELECTIONS

Merger with and into a Corporation

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of [             ], 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 263 of the Delaware General Corporation Law. At the time of the merger, all outstanding limited partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for shares of common stock in Fifth Street Finance Corp. The merger was undertaken in conjunction with this offering, and the offering is an intended component step of the merger.

Business Development Company and Regulated Investment Company Elections

          In connection with this offering, we filed an election (effective as of [             ], 200 [    ]) to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of January 2, 2008. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

          In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our Board of Directors. Changes in these values will be reported through our statement of operations under the caption entitled "total net unrealized appreciation (depreciation) from investments." See "Business — Determination of Net Asset Value and Valuation Process."

We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

          As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

          As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

We intend to distribute substantially all of our income to our stockholders.

          As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See "Material U.S. Federal Income Tax Considerations."

USE OF PROCEEDS

          We estimate that the net proceeds we will receive from the sale of [             ] shares of our common stock in this offering will be approximately $[    ], or approximately $[    ] if the underwriters fully exercise their option to purchase additional shares, in each case assuming an initial public offering price of $[    ] per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discount and estimated offering expenses of approximately $[    ] ($[    ] if the underwriters fully exercise their option to purchase additional shares). The amount of net proceeds may be more or less than the amount described in this prospectus depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the initial public offering, both of which will be determined at pricing. We may change the size of this offering based on demand and market conditions.

          We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and distributions to our stockholders, and for general corporate purposes. Based on current market conditions, we anticipate that it may take up to six to nine months to fully invest the net proceeds we receive in connection with this offering. However, if market conditions change, it may take us longer than six to nine months to fully invest the net proceeds from this offering. Pending such use, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, consistent with our business development company election and our election to be taxed as a RIC. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Regulation — Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

          We intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our Board of Directors.

          To be relieved of federal taxes on income and gains distributed to our stockholders, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you had received an actual distribution of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to "Material U.S. Federal Income Tax Considerations" for further information regarding the consequences of our retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Regulation" and "Material U.S. Federal Income Tax Considerations."

          We have adopted an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. See "Dividend Reinvestment Plan."

CAPITALIZATION

          The following table sets forth our capitalization as of September 30, 2007:

  •
  on an actual basis;

  •
  as adjusted to give effect to:

  •
  the exchange of limited partnership interests in Fifth Street Mezzanine Partners III, L.P. for shares of common stock of Fifth Street Finance Corp. in connection with the merger described under "Merger; Business Development Company and Regulated Investment Company Elections";

  •
  capital commitments received after September 30, 2007; and

  •
  on a pro forma as adjusted basis to give effect to our sale of common stock in this offering at an assumed public offering price of $[    ] per share, after deducting the underwriting discount and organizational and offering expenses payable by us. The table does not reflect the investment of the net proceeds of the offering in portfolio securities as described under "Use of Proceeds."

          This table assumes no exercise of the underwriters' option to purchase additional shares of common stock. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

As of , 2007
	Actual	As adjusted	Pro forma as adjusted
Assets:
Cash and cash equivalents	$	$	$
Total assets	$	$	$
Stockholders' equity:
Common stock, par value $0.01 per share; [ ] shares authorized, [ ] shares outstanding, actual; [ ] shares outstanding, as adjusted, [ ] shares outstanding, pro forma, as adjusted
Capital in excess of par value
Accumulated net investment loss
Total stockholders' equity	$	$	$

DILUTION

          If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

          Our net asset value as of [             ], 2007 was approximately $[    ] million, or $[    ]per share of our common stock. Net asset value per share represents the amount of our total assets minus our total liabilities, divided by the [             ] shares of our common stock that were outstanding on [             ], 2007. Our pro forma net asset value as of [             ], 2007 was approximately $[    ] million, or $[    ] per share of our common stock, which gives effect to the exchange of limited partnership interests in Fifth Street Mezzanine Partners III, L.P. for [             ] shares of common stock of Fifth Street Finance Corp. in connection with the merger described elsewhere in this prospectus.

          After giving effect to the sale of [             ] shares of our common stock in this offering at the initial public offering price of $[    ] and after deducting the underwriting discount and estimated offering expenses payable by us, our pro forma net asset value as of [                          ], 2007 would have been approximately $[    ] million, or $ [    ] per share. This represents an immediate increase in pro forma net asset value of $[    ] per share to our existing stockholders and an immediate dilution of $[    ] per share to new investors who purchase our common stock in the offering at the initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per share	$
As-adjusted net asset value per share after giving effect to the merger	$
Increase (decrease) in net asset value per share attributable to new investors in this offering	$
As-adjusted pro forma net asset value per share after this offering	$
Dilution per share to new investors(1)	$

(1)
To the extent the underwriters' option to purchase additional shares is exercised, there will be further dilution to new investors.

SELECTED FINANCIAL AND OTHER DATA

          The following selected financial data should be read together with our financial statements and the related notes included elsewhere in this prospectus and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Effective as of [             ], 200[    ], and in conjunction with this offering, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The selected financial data relates to Fifth Street Mezzanine Partners III, L.P. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 set forth below was derived from our audited financial statements and related notes included elsewhere in this prospectus. The historical financial information may not be indicative of our future performance.

Period from inception to September 30, 2007
Income Statement Data:
Investment income:
Total interest, fee and dividend income
Interest from idle funds and other
Total investment income
Expenses:
Interest
Organizational expenses
General and administrative
Total expenses
Net investment income
Total net realized gain (loss) from investments
Net realized income
Total net change in unrealized appreciation (depreciation) from investments
Net increase (decrease) in members' equity and partners' capital resulting from operations
Balance Sheet Data:
Assets:
Total investments at fair value
Accumulated unearned income
Total investments net of accumulated unearned income
Cash and cash equivalents
Deferred financing costs, net of accumulated amortization
Interest receivable and other assets
Deferred offering costs
Total assets
Liabilities and members' equity and partners' capital:
Interest payable
Accounts payable — offering costs
Accounts payable and other liabilities
Total liabilities
Total members' equity and partners' capital
Total liabilities and members' equity and partners' capital
Other Data:
Weighted average effective yield on debt investments
Number of portfolio companies

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments.

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of [    ], 200    , and in conjunction with this offering, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 263 of the Delaware General Corporation Law. At the time of the merger all outstanding limited partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for shares of common stock in Fifth Street Finance Corp.

          Our financial statements reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

Revenues

          We plan to generate revenue in the form of interest income on debt investments and capital gains, if any, on equity interests in portfolio companies that we may be granted or purchase. We expect our debt investments to typically include first and second priority liens, to have terms of up to six years (but an expected average life of between three and four years) and typically to bear interest at fixed rates and to a lesser extent, at floating rates. Interest on debt generally will be payable monthly or quarterly. The principal amount of the debt and any accrued but unpaid interest generally will become due at the maturity date. In many cases, our interest income includes a PIK component for a small portion of the total interest. In addition, we may generate revenue in the form of commitment, origination, structuring or closing fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned in accordance with generally accepted accounting principles in the United States (GAAP). We may also invest, to a lesser extent, in equity securities, which may, in some cases, include preferred securities that pay dividends on a current basis.

Expenses

          Our primary operating expenses will be the payment of a management fee under the investment advisory agreement with FSC Management and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our allocable portion of overhead will be based on the proportion of our total assets in relation to the total assets under the management of the entities controlled by Mr. Tannenbaum. Fees paid under our investment advisory agreement will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments and will also incentivize our investment adviser to identify quality investments for our portfolio. See

"Investment Advisory Agreement" and "Administration Agreement" for additional information regarding the fees under these two agreements. We will bear all other costs and expenses of our operations and transactions, including those relating to: our organization; expenses incurred by us or our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and conducting due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; administration fees; transfer agent and custodial fees; registration fees, listing fees, taxes, independent directors' fees and expenses; preparing and filing reports or other documents of the SEC; any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the premiums for joint insurance policies, to the extent we are covered by such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business.

Critical Accounting Policies

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

          We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The most significant estimate inherent in the preparation of our financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation.

          We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value. Enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. We review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

          Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          In connection with the determination of the fair value of our investments at September 30, 2007, we engaged a nationally recognized independent valuation firm to provide third party valuation consulting services. Upon completion of its consulting services, the independent valuation firm provided us with a written report expressing its conclusions regarding the fair value of the selected portfolio securities as of the close of the quarter. We will continue to engage an independent valuation firm to provide us with written reports expressing its conclusions regarding the fair value of the selected portfolio securities each quarter. Our Board of Directors is ultimately and solely responsible for determining the fair value of the investments in good faith. See "Business — Determination of Net Asset Value and Valuation Process" for a discussion of our valuation process and for a description of the Procedures performed by our independent valuation firm.

          In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, we are evaluating the implications of SFAS No. 157, and its impact on our financial statements has not yet been determined.

Revenue Recognition

Interest and Dividend Income

          Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

          We will receive a variety of fees in the ordinary course of our business, including origination fees. We will account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 "Accounting for Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). EITF 00-21 addresses certain aspects of a company's accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit's relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases," ("SFAS No. 91"). We will recognize fee income in accordance with SFAS No. 91. In addition, we will capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

Payment-in-Kind (PIK) Interest

          Our loans typically contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income may need to be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectable. Accrued PIK interest and dividends represented $[       ] million or [    ]% of our portfolio of investments at fair value (excluding unearned income) as of September 30, 2007. The net increase in loan and equity balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.

Portfolio Composition

          Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years) and typically bear interest at fixed rates and to a lesser extent, at floating rates.

          A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments are shown in following tables:

	September 30, 2007
Type of Security	Cost	Fair Value
First lien debt	12.7%		%
Second lien debt	81.7
Unsecured debt	0.0
Purchased equity	1.8
Equity grants	3.8

Total	100.0%	100.0%

          Set forth below are tables showing the industry composition of our portfolio at cost and fair value as of September 30, 2007 (excluding unearned income):

	September 30, 2007
Industry	Cost	Fair Value
Building Products	5.3%		%
Commodity Chemicals	9.0
Construction & Engineering	5.9
Data Processing and Outsourced Services	9.9
Food Distributors	12.5
Health Care Services	12.1
Household Products/Specialty Chemical	12.3
Leisure Facilities	9.3
Media: Advertising	15.4
Restaurants	8.3

Total	100.0%	100.0%

Portfolio Asset Quality

          We employ a grading system to assess and monitor the credit risk of our loan portfolio. We rate all loans on a scale from 1 to 5. The system is intended to reflect the performance of the borrower's business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

  •
  Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

  •
  Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

  •
  Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

  •
  Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

  •
  Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

          The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2007:

	September 30, 2007
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio
1	$		%
2
3
4
5

Total		$100.0%

Results of Operations

          The principal measure of our financial performance is the "Net income (loss)" which is the sum of three elements. The first element is "Net investment income (loss)," which is the difference between our income from interest, fees and other income and our operating expenses. The second element is "Realized gain (loss) on investments," which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. The third element, "Net unrealized appreciation (depreciation) on investments," is the net change in the fair value of our investment portfolio.

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007 and, as a result, there is no period with which to compare our results of operations for the period from February 15, 2007 (inception) through September 30, 2007.

For the Period from February 15, 2007 (inception) through September 30, 2007

  Total Investment Income

          [To be provided]

  Expenses

          [To be provided]

  Realized Gains (Losses) on Sale of Investments and Net Unrealized Appreciation (Depreciation) on Investments

          Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost.

          [To be provided]

          Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. See "Business — Determination of Net Asset Value and Valuation Process."

          [To be provided]

Net Income (Loss) from Operations

          [To be provided]

Financial Condition, Liquidity and Capital Resources

          On March 30, 2007, we closed on approximately $78 million in capital commitments from the sale of [    ] limited partnership interests of Fifth Street Mezzanine Partners III, L.P. As of September 30, 2007, we had closed on additional capital commitments, bringing the total amount of capital commitments to $165 million. We then closed on approximately $[    ] million in capital commitments from the sale of additional limited partnership interests of Fifth Street Mezzanine Partners III, L.P. to qualified institutional buyers on [             ], 2007.

          We will generate cash primarily from the net proceeds of this offering, as well as any future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. Our primary use of funds will be investments in our targeted asset classes and cash distributions to holders of our common stock. After we have used the net proceeds of this offering, we expect to fund the growth of our investment portfolio through future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act.

          In order to satisfy the requirements applicable to RICs under Subchapter M of the Code, we intend to distribute to our stockholders substantially all of our taxable income. See "— Regulated Investment Company Status and Dividends."

Borrowings

          As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. As of September 30, 2007, we had no debt outstanding.

          Note Agreements.    We received loans of $10 million on March 21, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a member of our Board of Directors, on each occasion for the purpose of funding our investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, we repaid all outstanding borrowings under these note agreements.

          Loan Agreements.    On April 2, 2007, we entered into a $50 million loan agreement with Wachovia Bank, N.A., which is available for funding investments. As of September 30, 2007, we had no borrowings outstanding under the loan agreement. The borrowings under the loan agreement accrue interest at LIBOR (London Inter Bank Offered Rate) plus 0.75% per annum and mature in April 2008. In order to obtain such favorable rates, Mr. Toll, a member of our Board of Directors, Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, have each guaranteed our repayment of the $50 million loan. We pay Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP receive no compensation for their respective guarantees.

          We intend to enter into a revolving line of credit following the closing of this offering. While we have no commitments with respect to such a line of credit, we have had discussions with several financial institutions, including affiliates of our underwriters, regarding their willingness to provide such a line of credit in amounts ranging from $150 million to $250 million. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined under the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain a line of credit at all or on terms acceptable to us.

Off-Balance Sheet Arrangements

          We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2007, we had $7 million of unused commitments to extend credit to our portfolio companies, which is not reflected on our balance sheet.

Contractual Obligations

          We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which FSC Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which FSC, Inc. has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. See "Investment Advisory Agreement" and "Administration Agreement."

Regulated Investment Company Status and Dividends

          Effective as of [    ], 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. and elected to be treated as a business development company under the 1940 Act. We intend to elect, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

          Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

          To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We intend to make distributions to our stockholders on a quarterly basis of substantially all of our annual taxable income (which includes our taxable interest and fee income). We may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds)

equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal tax year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

          We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Related Party Transactions

          We have entered into an investment advisory agreement with FSC Management, our investment adviser. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. FSC Management has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement."

          Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. See "Administration Agreement." Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

          Mr. Toll, a member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, is one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P. from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. pays Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, are each also guarantors under the loan, although they receive no compensation for their respective guarantees.

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name, for so long as FSC Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

Recent Developments

          [to be provided]

Quantitative and Qualitative Disclosure about Market Risk

          We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

BUSINESS

General

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by FSC Management, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies. FSC Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $300 million in small and mid-sized companies since 1998.

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser's strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

          From the commencement of our operations on February 15, 2007, through September 30, 2007, we originated $96 million of investments (which included $7 million of unfunded commitments). As of September 30, 2007, our portfolio was comprised of debt and equity investments in 10 portfolio companies and the weighted average annualized yield of our debt investments, totaling $[    ] million as of such date, was approximately [    ]%. We expect our investments to generally range in size from $5 million to $40 million and to principally be in the form of first and second lien debt investments, which may also include an equity component. As of September 30, 2007, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in all of our portfolio companies as of September 30, 2007.

          In the quarter ended September 30, 2007, the principals of our investment adviser identified more than $1.5 billion of potential investment opportunities, provided term sheets on $189 million of such opportunities and closed on $54 million of investments. In addition, as of September 30, 2007, the principals of our investment adviser had entered into non-binding term sheets, representing approximately $48 million of investment commitments in four prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

          Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of [             ], 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., an existing corporation that is an externally managed, closed-end, non-diversified management investment company and we elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See "Regulation." We also intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code, or "Code." See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

          Our investment adviser is led by five principals who collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $300 million in small and mid-sized companies since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 35 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

          We expect to benefit from our investment adviser's ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

          The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser's managing partner, Marc A. Goodman, our investment adviser's senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser and Robert S. Kiesel, a partner of our investment adviser.

Business Strategy

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

  •
  Capitalize on our investment adviser's strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe our investment adviser's close relationships with private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and our investment adviser has active relationships with over 130 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

  •
  Focus on small and mid-sized companies. We believe that there are relatively few finance companies focused on transactions involving small and mid-sized companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

  •
  Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to consistently increase the number and quality of our investment opportunities and allow us to continue to directly originate a substantial amount of our investments. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. In the quarter ended September 30, 2007, the principals of our investment adviser reviewed more than $1.5 billion of potential investment opportunities compared to $1.3 billion in the quarter ended June 30, 2007 and $1.0 billion in the quarter ended March 31, 2007.

  •
  Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest with private equity sponsors who have proven capabilities in building value. We offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

  •
  Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong deal protections. As of September 30, 2007, the weighted average annualized yield of our debt investments, totaling $[    ] million as of such date, was approximately [    ]%, which includes a cash component of [    ]% on an annualized basis. The loans in our portfolio at the same date averaged a debt to EBITDA multiple of 3.4x at inception of the loan. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections reduce our risk of capital loss.

  •
  Leverage the skills and experience of our investment adviser. The principals of our investment adviser collectively have over 50 years of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser's expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Market Opportunity

          We focus on building networks with private equity sponsors that invest in small and mid-sized companies. We provide financing to support the acquisitions or recapitalizations of companies by private equity sponsors. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and based on a search of the Dun and Bradstreet database completed on October 8, 2007, we believe there are approximately 69,000 companies in the United States with revenues between $25 million and $250 million. We believe many small and mid-sized companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on transactions involving larger companies. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. As a result, we believe that this provides us with an opportunity to grow our portfolio and enhance our reputation as a reliable lender to small and mid-sized companies in connection with investments by private equity sponsors. The underserved and less competitive nature of the small and mid-sized company market creates the opportunity for us to meet the financing requirements of small and mid-sized companies while also negotiating favorable investment terms. In addition, we believe that the volatility of the credit markets during the third quarter of 2007 further constrained the financing options available to small and mid-sized companies.

Investment Criteria

          The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Ability to exert meaningful influence. We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation, often through advisory positions.

  •
  Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor's commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

  •
  Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests as investors.

  •
  Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

  •
  Exit strategy. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

          Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. Over the last nine years, the investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,500 of such private equity firms and our investment adviser has active relationships with over 130 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

          Our investment adviser reviewed over 360 potential investment transactions with private equity sponsors in the nine months ended September 30, 2007. All of the investment transactions that we have completed to date were originated through our investment adviser's relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

          Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by our origination partners when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser's Investment Committee. This is the first stage of our origination process, the "Review" stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created that includes a scoring of the investment against our investment advisor's proprietary scoring model. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser's Investment Committee.

          For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the "Term Sheet Issued" stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser's Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, "Closings", culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor's funding of its investment in the portfolio company, have been satisfied.

          The table below summarizes our origination activities during each of the quarters presented.

Stage		March 31, 2007	June 30, 2007	September 30, 2007	Total
		(Dollars in millions)
1	Reviewed	$994.6	$1,258.8	$1,540.5	$3,793.9
2	Term Sheet Issued	216.5	228.3	188.5	633.3
3	Term Sheet Signed	82.7	94.6	101.5	278.7
4	Closings	67.7	39.2	53.9	160.7
	Fund III Closings(1)	$14.8	$36.2	$45.1	$96.0

(1)
Represents closings of investments exclusively for Fifth Street Mezzanine Partners III, L.P., our predecessor fund.

Underwriting

Underwriting Process and Investment Approval

          We make our investment decisions only after careful consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. The investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

          If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

          The investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

  •
  The number of years in their current positions

  •
  Track record

  •
  Industry experience

  •
  Incentive programs, including the level of direct investment in the enterprise

  •
  Background investigations

  •
  Completeness of the management team (lack of positions that need to be filled)

Industry dynamics

          An evaluation of the industry is undertaken by the investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by the investment adviser:

  •
  Sensitivity to economic cycles

  •
  Competitive environment, including number of competitors, threat of new entrants or substitutes

  •
  Fragmentation and relative market share of industry leaders

  •
  Growth potential

  •
  Regulatory and legal environment

Business model and financial assessment

          Prior to making an investment decision, the investment advisor will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

  •
  Historical and projected financial performance

  •
  Quality of earnings, including source and predictability of cash flows

  •
  Customer and vendor interviews and assessments

  •
  Potential exit scenarios, including probability of a liquidity event

  •
  Internal controls and accounting systems

  •
  Assets, liabilities and contingent liabilities

Private equity sponsor

          Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

  •
  Investment track record

  •
  Industry experience

  •
  Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary

  •
  Reference checks

Investments

          We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of September 30, 2007, all of our debt investments were secured by first or second priority liens on the assets of the portfolio company.

  Debt Investments

          We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of September 30, 2007, we directly originated 100% of our loans.

  •
  First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

  •
  Second Lien Loans. Our second lien loans generally have terms of five to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity. As of September 30, 2007, all second lien loans had full intercreditor agreements containing a 180-day blockage provision.

  •
  Unsecured Loans. Although we currently do not have any investments in unsecured loans, we may in the future. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a "one-stop" financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

          We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

          The 10 investments in our portfolio as of September 30, 2007, averaged a debt to EBITDA multiple of 3.4x at the origination of our investment.

  Equity Investments

          When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Management

Active Involvement in our Portfolio Companies

          As a business development company we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we intend to provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality.

We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies;

  •
  periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

  •
  attendance at board meetings;

  •
  periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

Rating Criteria

          In addition to various risk management and monitoring tools, we will also use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We will use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

  •
  Investment Rating 1 — Investment is performing above expectations and/or a capital gain is expected;

  •
  Investment Rating 2 — Investment is performing substantially within our expectations, and its risk remain neutral or favorable compared to the potential risk at the time of the original investment (all new loans are initially rated 2);

  •
  Investment Rating 3 — Investment is performing below our expectations and requires closer monitoring, we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants;

  •
  Investment Rating 4 — Investment is performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal; and

  •
  Investment Rating 5 — Investment is performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

          In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

          The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2007:

	September 30, 2007
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio
1	$		%
2
3
4
5
Total		$100.0%

Exit Strategies/Refinancing

          We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Determination of Net Asset Value and Valuation Process

Quarterly Net Asset Value Determinations

          We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

          Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the Board of Directors. As a result of our investment strategy, we invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies. Therefore, we value substantially all of our portfolio investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistently applied valuation process. We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business and industry derived capital costs. We review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

          Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          The fair value of our investments at September 30, 2007 was determined by FSMPIII GP, LLC, the general partner of Fifth Street Mezzanine Partners III, L.P. The general partner of Fifth Street Mezzanine Partners III, L.P. received valuation assistance from a nationally recognized, independent valuation firm in valuing our entire investment portfolio at September 30, 2007, except they did not assist in our valuation of our investment in FOC Acquisition LLC, which closed on September 27, 2007, immediately prior to the end of the quarter.

          Subsequent to the consummation of this offering, our Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

  •
  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

  •
  Preliminary valuation conclusions will then be reviewed and discussed with the principals of our investment adviser;

  •
  An independent valuation firm engaged by the Board of Directors will review these preliminary valuations on a selected basis;

  •
  The Valuation Committee of our Board of Directors will review the preliminary valuations, and the deal team and the independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

  •
  The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith.

          Our Board of Directors will engage an independent valuation firm to provide it with valuation assistance with respect to at least 80% of the cost basis of our investment portfolio on an annual basis, with the valuation firm evaluating a portion of our portfolio on a quarterly basis.

          Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

          We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in small and mid-sized companies. As a result of these new entrants, competition for investment opportunities in small and mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

          We believe that some of our competitors make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — We may face increasing competition for investment opportunities, which could reduce returns and result in losses."

Employees

          We do not have any employees. Our day-to-day investment operations will be managed by our investment adviser. See "Investment Advisory Agreement." Upon completion of this offering, our investment adviser will employ a total of eleven investment professionals, including its five principals. Our investment adviser may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we will reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the administration agreement, see "Administration Agreement."

Properties

          Our executive office is located at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of September 30, 2007, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)		Cost of Investment	Value of Investment
Best Vinyl, Inc. 62 North, 1020 West American Fork, UT 84003	Installs and distributes vinyl fence	Second Lien debt Common Stock Series A Preferred Stock	100%
CPAC, Inc. 2364 Leicester Road Leicester, NY 14481	Manufactures and markets specialty chemicals and related accessories	Second Lien debt Common Stock	100%
Elephant & Castle Group, Inc. 1190 Hornby Street Vancouver, B.C. V6Z 2K5, Canada	Owns, operates and franchises full-service British pub themed restaurants	Second Lien debt Series A Preferred Stock	100%
FOC Acquisition LLC dba Filet of Chicken 146 Forest Parkway Forest Park, GA 30297	Processor of frozen chicken products	Second Lien debt LLC Interests	100%
Fitness Edge, LLC 1100 Kings Highway Fairfield, CT 06825	Operates fitness clubs in Fairfield County, Connecticut	First Lien debt Second Lien debt LLC Interests	100 100	% %
MedKnowledge Group, LLC 200 Corporate Place Rocky Hill, CT 06067	Provides medical communication and continuing medical education services	First Lien debt Second Lien debt LLC Interests	100 100	% %
Nicos Polymers & Grinding, Inc. 21 East 40th Street New York, NY 10016	Provides post-industrial plastic size reduction and reclamation services	First Lien debt in Crownbrook DebCo LLC Second Lien debt in Crownbrook DebCo LLC LLC Interests	100 100	% %
O'Currance Teleservices 1785 South, 4130 West Salt Lake City, UT 84104	Provides telemarketing, telesales, and call center operations in a wide range of industries	Second Lien debt Preferred LLC Interests LLC Interests	100%
Safety Systems Hawaii, Inc. 815 Waiakamilo Rd # C Honolulu, HI 96817	Provides traffic control and related safety products and services	Second Lien debt Common Stock Series B Preferred Stock	33.3%
TBA Global, Inc. 21700 Oxnard Street Woodland Hills, CA 91367	Designs, produces and executes corporate events and marketing programs	Second Lien debt Senior Preferred Stock Series A Stock	100%
Total					$	$

(1)
Equity investments are presented on a fully diluted basis.

Description of Portfolio Companies

          Set forth below is a brief description of each of our current portfolio companies.

  •
  Best Vinyl, Inc. is one of the largest vinyl fence installers and distributors in the Western United States.

  •
  CPAC, Inc. manufactures and markets specialty chemicals and related accessories for household and commercial cleaning, personal care, and photo-processing applications.

  •
  Elephant & Castle Group, Inc. owns, operates and franchises full-service British pub themed restaurants.

  •
  FOC Acquisition LLC, dba Filet of Chicken is a processor of frozen chicken products.

  •
  Fitness Edge, LLC operates fitness clubs in Fairfield County, Connecticut.

  •
  MedKnowledge Group, LLC is a rapidly growing medical communications and continuing medical education company. MedKnowledge Group's medical communication services assist pharmaceutical and biotechnology brand teams with educating healthcare professionals on the features, benefits and appropriate prescribing of drugs.

  •
  Nicos Polymers & Grinding, Inc. provides post-industrial plastic size reduction and reclamation services.

  •
  O'Currance Teleservices provides telemarketing, telesales, and call center operations for clients in a wide range of industries. It deploys a unique mix of home-based and brick and mortar center-based sales representatives to handle inbound consumer calls from marketing promotions.

  •
  Safety Systems Hawaii, Inc. sells, rents, and services traffic control equipment and personal safety supplies. Safety Systems Hawaii also provides safety training seminars and designs and implements traffic control plans.

  •
  TBA Global, Inc. engages in designing, producing, and executing corporate events and consumer marketing programs.

MANAGEMENT

          Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

          Upon consummation of this offering, our Board of Directors will consist of seven members, five of whom are expected to be classified under applicable New York Stock Exchange listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are "interested persons" of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Name	Age	Director Since	Expiration of Term
Independent Directors
Adam C. Berkman	41	2008	2009
Brian S. Dunn	36	2008	2011
Byron J. Haney	46	2008	2011
Frank C. Meyer	63	2008	2010
Douglas F. Ray	40	2008	2010
Interested Directors
Leonard M. Tannenbaum	36	2008	2009
Bruce E. Toll	64	2008	2009

Executive Officers

          The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	36	Chief Executive Officer and President
Bernard D. Berman	37	Executive Vice President and Secretary

          The address for each executive officer is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Biographical Information

Independent Directors

  •
  Adam C. Berkman.  Mr. Berkman has been a member of our Board of Directors since [                    ]. Mr. Berkman has over 19 years of experience in strategy, operations, finance and business development in the consumer products, importing and manufacturing, wholesale distribution, business services and information technology industries. Since September 2007, he has served as chief operating officer and member of Adrianna Papell LLC, an apparel company. From February 2006 to May 2007, Mr. Berkman served as the chief financial officer of Accessory Network LLC, and from May 2003 to January 2006, he served as the chief financial officer of Amerex Group, Inc, each of which is an apparel/accessory firm. Prior to this, from August 2001 to February 2003, he was the vice president of business development at Accruent, Inc., a leading real estate performance management software solutions company. Mr. Berkman also co-founded MyContracts, a predecessor of Accruent, Inc., and was a member of its Board of Directors from June 1999 to August 2001. Mr. Berkman is a Certified Public Accountant who began his career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP, and earned his B.A. from Duke University and M.B.A. in finance and accounting from the NYU Stern School of Business.

  •
  Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since [                    ]. Mr. Dunn has over 14 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

  •
  Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since [                    ]. Since 1994, Mr. Haney has worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and co-chief investment officer. Mr. Haney currently serves on the Board of Directors of Sterling Chemicals, Inc., Sterling Healthcare, Inc. and Furniture.com. Mr. Haney has more than 20 years of business experience, including serving as chief financial officer of a private retail store chain and serving as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney is a Certified Public Accountant. He earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

  •
  Frank C. Meyer.  Mr. Meyer has been a member of our Board of Directors since [                    ]. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment advisor specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment advisor based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies.

    During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of New World Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

  •
  Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since [                    ]. Since August 1995 Mr. Ray has served as the chief investment officer for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. Mr. Ray has more than 12 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds. Mr. Ray serves on the Board of Directors of Nat Nast, Inc., a luxury men's apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.S. from the University of Pittsburgh.

Interested Directors

  •
  Leonard M. Tannenbaum, CFA.  Mr. Tannenbaum has been the chairman of our Board of Directors since [                    ]. He is also our president and chief executive officer and the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. Mr. Tannenbaum has served on the Boards of Directors of five public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents' Organization.

  •
  Bruce E. Toll.  Mr. Toll has been a member of our Board of Directors since [                    ], and is Mr. Tannenbaum's father-in-law. In 1967 Mr. Toll co-founded Toll Brothers, Inc. (NYSE: TOL), which today is the leading builder of luxury homes in the Nation. He served as president of Toll Brothers, Inc., which went public on the New York Stock Exchange on July 7, 1986, until 1998 at which time he became vice chairman. Mr. Toll also co-founded and served on the Board of Directors and was until 2006, at which time the company was sold to Sprint, the largest shareholder of, UbiquiTel, Inc., a publicly traded company which provided Sprint PCS digital communication services. In addition, Mr. Toll is also the owner and operator of two automobile agencies, Reedman-Toll Auto World, which is the largest automobile dealer in the country, and Roberts Auto Mall.

    Mr. Toll currently serves on the Board of the Ben Franklin Technology Center of Southeastern Pennsylvania, Abington Memorial Hospital, and the Philadelphia Museum of Art. Mr. Toll is also the Founder and president of the Abington Township Industrial and Commercial Development Authority. He is a former member of the Young Presidents' Organization and a current member of the World Presidents' Organization and the Chief Executives Organization. He is also a former member of the Board of the Pennsylvania Nursing Home Loan Agency, the Board of Directors of Philmont Country Club, the Board of Directors of the Foundation of the Philadelphia Heart Institute, the Fannie Mae Housing Impact Advisory Council, and the Board of the Homebuilders Association of Bucks/Montgomery Counties. Mr. Toll earned a B.A. from the University of Miami and attended graduate school at the University of Miami.

Non-Director Executive Officers

  •
  Bernard D. Berman.  Mr. Berman is a partner of our investment adviser and our executive vice president and secretary. Mr. Berman is also a partner of Fifth Street Capital LLC. Mr. Berman joined Fifth Street Capital LLC in 2004. Mr. Berman is responsible for the structuring and execution of all investments, all legal issues, and overseeing all fund accounting and back office functions. Mr. Berman has eleven years of legal experience, including structuring and negotiating a variety of investment transactions. Prior to joining Fifth Street Capital LLC, he was a corporate attorney with the law firm Riemer & Braunstein LLP. Mr. Berman graduated from Boston College Law School (cum laude). He received a B.S. in Finance from Lehigh University (with high honors).

  •
  William H. Craig.  Mr. Craig joined Fifth Street in October 2007 as the chief financial officer. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer [NASDAQ: VITL]. Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig's prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant.

Committees of the Board of Directors

          Our Board of Directors has the following committees:

Audit Committee

          The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Berkman, Dunn, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Haney serves as the chairman of the Audit

Committee. Our Board of Directors has determined that Mr. Haney is an "audit committee financial expert" as defined under SEC rules.

Nominating and Corporate Governance Committee

          The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee.

Valuation Committee

          The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is responsible for reviewing and approving for submission to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of Messrs. Berkman, Dunn, Haney, Meyer and Ray each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Meyer serves as Chairman of the Valuation Committee.

Compensation committee

          We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors

          Prior to the completion of this offering, our directors are not entitled to compensation. Following the completion of this offering, the independent directors will receive an annual retainer fee of $25,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will also receive $1,000 for each committee meeting in which they attend in person and $500 for each committee meeting in which they participate other than in person, in connection with each committee meeting of the Board of Directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

          In addition, the Chairman of the Audit Committee will receive an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee will each receive an annual retainer of $30,000 and $5,000, respectively. No compensation is expected to be paid to directors who are interested persons of Fifth Street as defined in the 1940 Act, except that we expect to pay Mr. Toll all applicable board fees.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer, and [             ], our chief compliance officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Portfolio Management

          The management of our investment portfolio will be the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and president and managing partner of our investment adviser, Marc A. Goodman, senior partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser, and Robert S. Kiesel, a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Goodman and Kiesel, see "Business — The Investment Adviser," "Management — Board of Directors and Executive Officers — Interested Directors" and "— Non-Director Executive Officers." Our investment adviser's Investment Committee must approve each new investment that we make.

Investment Personnel

          We expect our investment adviser's investment personnel to initially consist of its principals, Messrs. Tannenbaum, Goodman, Alva, Berman and Kiesel, who, in addition to our investment adviser's Investment Committee, are primarily responsible for the day-to-day management of our portfolio (each member of investment personnel is referred to as a "portfolio manager").

          In addition, we expect our investment adviser to retain three to five additional investment personnel within the twelve months following completion of this offering. Our investment adviser may also retain additional investment professionals, based upon its needs, subsequent to the completion of this offering. The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401-K plans, and a portion of the incentive fee or carried interest earned in connection with their services.

          As of [                         ], 2007, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157 million and assets of $[             ]. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

          Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this registration statement.

  •
  Marc A. Goodman.  Mr. Goodman is a senior partner of our investment adviser and co-head of our investment adviser's Investment Committee. Mr. Goodman has over 18 years of experience advising on, restructuring, and negotiating investments. Mr. Goodman is responsible for all portfolio management and deal origination in the Eastern region. Prior to joining Fifth Street Capital LLC in 2004, from 2003 to 2004, Mr. Goodman was a partner of Triax Capital Advisors, a consulting firm that provides management and financial advisory services to distressed companies. Mr. Goodman also served as the president of Cross River Consulting, Inc from June 1998 to January 2005. Previously, he was with the law firm of Kramer, Levin, Naftalis & Frankel LLP and the law firm of Otterbourg, Steindler, Houston & Rosen, P.C. Mr. Goodman graduated from Cardozo Law School, and has a B.A. in Economics from New York University.

  •
  Juan E. Alva.  Mr. Alva is a partner of our investment adviser. Mr. Alva joined Fifth Street in January 2007 as Head of the Western Region, and is responsible for deal origination in that region. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000-2002, and most recently, from 2003 to 2007 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

  •
  Robert S. Kiesel.  Mr. Kiesel is a partner of our investment adviser. Mr. Kiesel joined Fifth Street Capital LLC in 2005 and has over 16 years of experience investing in the leveraged finance sector. Mr. Kiesel is responsible for deal origination and regional development in the Central region. Prior to joining Fifth Street, from March 2004 to June 2005, Mr. Kiesel was a partner at SCIUS Capital Group and from February 2000 to December 2003, Mr. Kiesel was a principal at ORIX USA Corp., a special opportunities fund, managing mezzanine debt and private equity investments. Prior to joining ORIX, from Mr. Kiesel held positions at Salomon Brothers, Bear Stearns and SG Cowen, where he invested in the corporate debt of developing countries. Mr. Kiesel received an M.B.A. from the Fuqua School of Business at Duke University and a B.A. in Economics from Yale University.

          The table below shows the dollar range of shares of common stock beneficially owned as of the closing of the offering by each portfolio manager of our investment adviser.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)
Leonard M. Tannenbaum(2)	Over $1,000,000
Marc A. Goodman(3)	$500,001 – $1,000,000
Juan E. Alva(3)	$100,001 – $500,000
Bernard D. Berman(3)	$100,001 – $500,000
Robert S. Kiesel(3)	$100,001 – $500,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

(2)
Mr. Tannenbaum's investment was made prior to the closing of this offering.

(3)
Each of Messrs. Goodman, Alva, Berman and Kiesel made nominal investments prior to the closing of this offering, however, the substantial portion of their respective investments will be made in connection with the closing of this offering.

SENIOR SECURITIES

          Information about our senior securities is shown in the following tables as of September 30, 2007. The "—" indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Loan Agreement
2007	$		$—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, as senior securities are not registered for public trading.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management services

          Prior to our election be treated as a business development company, our investment adviser, FSC Management, registered as an investment adviser under the Investment Advisers Act of 1940, or the "Advisers Act." Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determine what securities we will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of the investments we make; and

  •
  execute, monitor and service the investments we make.

          Our investment adviser's services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

          We will pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

          The base management fee will be calculated at an annual rate of 2.0% of our gross assets. The base management fee will be payable quarterly in arrears, and will be calculated based on the value of our gross assets at the end of the most recently completed fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current fiscal quarter. The base management fee for any partial month or quarter will be appropriately pro rated. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

          The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our "Pre-Incentive Fee Net Investment Income" for the immediately preceding fiscal quarter. For this purpose, "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a "hurdle rate" of 2.00% per quarter (8.00% annualized), subject to a "catch-up" provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.00% of NAV (the "preferred return" or "hurdle").

  •
  100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

  •
  20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

          The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

          These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current fiscal quarter.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 2.00%
    Management fee(2) = 0.50%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 0.55%

          Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.90%
    Hurdle rate(1) = 2.00%
    Management fee(2) = 0.50%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 2.2%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
                                "catch-up")(4)
                            = 100% × (2.2% – 2.00%)
                            = 0.2%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.2%.

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.50%
    Hurdle rate(1) = 2.00%
    Management fee(2) = 0.50%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 2.8%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
                                "catch-up")(4)

    Incentive fee = 100% × "catch-up" + (20% × (Pre-Incentive Fee Net Investment
                                 Income – 2.5%))

    Catch up = 2.5% – 2.00%
                      = 0.5%

    Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
                            = 0.5% + (20% × 0.3%)
                            = 0.5% + 0.06%
                            = 0.56%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.56%.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

  Alternative 1:

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

    Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

    Year 3: FMV of Investment B determined to be $25 million

    Year 4: Investment B sold for $31 million

          The capital gains portion of the incentive fee would be:

    Year 1: None

    Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

    Year 3: None $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    Year 4: Capital gains incentive fee of $200,000 $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

  Alternative 2

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

    Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

    Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

    Year 4: FMV of Investment B determined to be $35 million

    Year 5: Investment B sold for $20 million

          The capital gains incentive fee, if any, would be:

    Year 1: None

    Year 2: $5 million capital gains incentive fee 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

    Year 3: $1.4 million capital gains incentive fee(1) $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

    Year 4: None

    Year 5: None --> $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Manager ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

          Our primary operating expenses will be the payment of a management fee under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating our net asset value;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the investment advisory agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses (including fees paid to Mr. Toll, who, although is not considered an independent director, receives the same fees as an independent director);

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their respective staffs.

Duration and Termination

          The investment advisory agreement was approved by our Board of Directors on [             ], 2007. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

          The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory agreement or otherwise, as our investment adviser. In addition, our investment adviser has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement.

Organization of the Investment Adviser

          Our investment adviser is a Delaware limited liability company that intends to register as an investment adviser under the Advisers Act. The principal address of our investment adviser is White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Board Approval of the Investment Advisory Agreement

          A discussion regarding the basis for our Board of Director's approval of our investment advisory agreement will be included in our first periodic report we file with the SEC subsequent to completion of this offering.

ADMINISTRATION AGREEMENT

          We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

          The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us. In addition, FSC, Inc. has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the administration agreement.

LICENSE AGREEMENT

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name, for so long as FSC Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

          We have entered into an investment advisory agreement with FSC Management, our investment adviser. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. FSC Management has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement."

          Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. See "Administration Agreement." Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

          Mr. Toll, a member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, is one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P. from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. pays Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, which is controlled by Mr. Tannenbaum, are each also guarantors under the loan, although they receive no compensation for their respective guarantees.

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name, for so long as FSC Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth, as of [             ], 2007, information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

  •
  each of our directors and each executive officers; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on [             ] shares of common stock outstanding as of [             ], 2007.

Shares Beneficially Owned Immediately After this Offering(1)
Name
	Number	Percentage
CUNA Mutual Insurance Society 5910 Mineral Point Road Madison, WI 53705-4456
Genworth Life Insurance Company 601 Union Street, Suite 200 Seattle, WA 98101-2336
Greenlight Capital, L.P. 140 E. 45th Street, Floor 24 New York, NY 10017
Executive Officers:
Bernard D. Berman
William H. Craig
Leonard M. Tannenbaum
Directors:
Adam C. Berkman	—	*
Brian S. Dunn	—	*
Byron J. Haney	—	*
Frank C. Meyer
Douglas F. Ray	—	*
Bruce E. Toll
All officers and directors as a group (nine persons)(2)

*
Represents less than 1%.

(1)
Assumes issuance of the [             ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' option to purchase up to an additional [             ] shares.

(2)
The address for all officers and directors is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601

          The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bruce E. Toll	Over $1,000,000
Independent Directors:
Adam C. Berkman	None
Brian S. Dunn	None
Byron J. Haney	None
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the "Exchange Act".

(2)
The dollar range of equities securities beneficially owned by our directors is based on an assumed initial public offering price of $[             ] per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying [             ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

          We intend to primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[    ] transaction fee plus a $[    ] per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at [             ], by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at [             ] or by calling the plan administrators at [             ].

          We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [             ] or by telephone at [             ].

DESCRIPTION OF OUR SECURITIES

          The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          As of the date of the completion of this offering, our authorized capital stock will consist of [             ] shares of common stock, par value $0.01 per share, of which, immediately after this offering, [             ] shares will be outstanding, and [                          ] shares of preferred stock, par value of $0.01 per share, of which, immediately after this offering, no shares will be outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We will apply to have our common stock listed on the New York Stock Exchange under the ticker symbol "FSC." No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          Set forth below is chart describing the classes of our securities to be outstanding as of the date of the completion of this offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock

Common Stock

          Under the terms of our certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will have obtained liability insurance for our officers and directors as of the date of the completion of this offering.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

          Our certificate of incorporation and bylaws provide that:

  •
  the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

  •
  directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

  •
  any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

          The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

          Our certificate of incorporation and bylaws also provide that:

  •
  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

  •
  special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

          Our bylaws provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

          Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our certificate of incorporation. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

          Upon the completion of this offering, we will have [    ] shares of common stock outstanding, assuming no exercise of the underwriters' option to purchase additional shares of common stock. The [    ] shares of common stock (assuming no exercise of the underwriters' option to purchase additional shares) sold in this offering will be freely tradable without restriction or limitation under the Securities Act, other than any such shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Our remaining [    ] shares of common stock that will be outstanding upon the completion of this offering will be "restricted securities" under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. We have agreed with the former limited partners of Fifth Street Mezzanine Partners III, L.P. to use our commercially reasonable efforts no later than the first anniversary of the completion of the offering to effect the registration of the shares of common stock to be received by them as a result of the merger of Fifth Street Mezzanine Partners III, L.P. with and into Fifth Street Finance Corp., unless our Board of Directors decides such registration would be seriously detrimental to us. In the event our Board of Directors elects to defer such registration, we would effect such registration if and when such registration would, in our Board of Directors view, not be detrimental to us. Upon such registration, all of the shares of common stock sold pursuant to such registration statement would be freely tradable under the Securities Act.

          In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

  •
  1.0% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

          Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. Immediately upon the expiration of the 180-day initial lock-up period described below, an aggregate of [    ] shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144. See "Risk Factors — Risks Relating to this Offering and Our Common Stock."

          Each of our directors, our executive officers and our stockholders have agreed for a period of 180 days from the date of this prospectus, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock, options or warrants to acquire shares of our common stock or securities convertible into shares of our common stock owned by them, except with the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC. The 180-day

restricted period will be automatically extended if: (1) during the last 17 days of the 180-day restricted period the company issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the 180-day restricted period, the company announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event. Goldman, Sachs & Co. and UBS Securities LLC have advised us that they have no present intention to, and have not been advised of any circumstances that would lead it to, grant an early release of this restriction. Goldman, Sachs & Co. and UBS Securities LLC may, however, at any time without notice, release all or any portion of the shares subject to these lock-up agreements. Any early waiver of the lock-up agreements may not be accompanied by an advance public announcement by us, could permit sales of a substantial number of shares and could adversely affect the trading price of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A nonresident alien individual;

  •
  A foreign corporation; or

  •
  An estate or trust that in either case is not subject to United States federal income tax on a net income basis on income or gain from a note.

          If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Merger and Built-In Gains

          In conjunction with this offering, and effective as of [             ], 200[    ], Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. This offering is an intended component of that merger. In the merger, to the extent that any partner was a corporation at the time of the merger (a "corporate partner"), the amount of the corporate partner's distributive share of the aggregate net gain built into our assets at the time of the merger will constitute a gain on which we will pay a corporate-level tax as a RIC to the extent that we recognize such gain during the 10-year period following the effective date of our RIC election. We do not anticipate that any such amount will be material.

Election to be Taxed as a RIC

          We intend to elect, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be relieved of federal taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

          We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

          In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

          Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

          The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the

15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

          In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

          We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

          We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

          Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

          Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

          The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

          If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

          Effective as of [             ], 200[    ], we elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

          The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

          We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

          Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    (i)
    does not have any class of securities that is traded on a national securities exchange;

    (ii)
    is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

    (iii)
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

          In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

          Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth." and " — If we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. We have attached our code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Compliance Policies and Procedures

          We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

          As an investment adviser registered under the Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

          These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          Our investment adviser will vote proxies relating to our securities in the best interest of its clients' stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our investment adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

          Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the

Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2008, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

          The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objectives and policies may be changed by us without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.

The New York Stock Exchange Corporate Governance Regulations

          The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, we intend to be in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

UNDERWRITING

          We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co. and UBS Securities LLC are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.
UBS Securities LLC
Wachovia Capital Markets, LLC
BMO Capital Markets, Corp.
Total

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional             shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase             additional shares.

Paid by Fifth Street	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

          Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $    per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          We and our officers, directors, and holders of substantially all of our common stock have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of the representatives. This agreement does not apply to any existing employee benefit plans. See "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

          The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

          Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated among us and the representatives of the underwriters. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be our historical performance, estimates of our business potential and earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

          An application has been made to list the common stock on the New York Stock Exchange under the symbol "FSC". In order to meet one of the requirements for listing the common stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders.

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the

Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

  (a)
  to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

  (b)
  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

  (c)
  to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

  (d)
  in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

          For the purposes of this provision, the expression an "offer of shares to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

          Each underwriter has represented and agreed that:

  •
  it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000, or "FSMA") received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

  •
  it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

          The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

          This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

          Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

          The securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

          At our request, the underwriters are reserving up to             shares of common stock for sale at the initial public offering price to directors, officers, employees and friends through a directed share program. The number of shares of common stock available for sale to the general public in the public offering will be reduced to the extent these persons purchase these reserved shares. Any shares not so purchased will be offered by the underwriters to the general public on the same basis as other shares offered hereby.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that our share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $             .

          We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

          Certain of the underwriters and their respective affiliates may in the future perform various financial advisory and investment banking services for us, for which they will receive customary fees and expenses.

          The principal business address of Goldman, Sachs & Co. is 85 Broad Street, New York, NY 10004 and the principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

          Our portfolio securities are held under a custody agreement by [             ]. The address of the custodian is: [                  ]. [                          ] will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is [                          ], telephone number: [                    ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington DC and will be passed upon for the underwriters by Sullivan & Cromwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Grant Thornton LLP, an independent registered public accounting firm, has been engaged to audit our financial statements at September 30, 2007.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

          Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following

e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

          We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of	F-
Notes to Financial Statements	F-

F-1

Shares

Fifth Street Finance Corp.

Common Stock

Goldman, Sachs & Co.
UBS Investment Bank

Wachovia Securities
BMO Capital Markets

          Through and including              , 2008 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C
Other Information

Item 25    Financial Statements And Exhibits

          (1) Financial Statements

          The following financial statements of Fifth Street Finance Corp. (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of	F-
Notes to Financial Statements	F-

          (2) Exhibits

(a)	Certificate of Incorporation of the Registrant*
(b)	Bylaws of the Registrant*
(d)	Form of Common Stock Certificate*
(e)	Dividend Reinvestment Plan*
(g)	Form of Investment Advisory Agreement by and between Registrant and FSC Management LLC*
(h)	Form of Underwriting Agreement*
(j)	Custodian Agreement*
(k)(1)	Form of Administration Agreement by and between Registrant and FSC, Inc.*
(k)(2)	Form of Registration Rights Agreement by and between the Registrant and the Limited Partners of Fifth Street Mezzanine Partners III, L.P.*
(k)(3)	Form of License Agreement by and between Registrant and Fifth Street Capital LLC*
(l)	Opinion of Sutherland Asbill & Brennan LLP*
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit l hereto)*
(n)(2)	Consent of Grant Thornton LLP*
(n)(3)	Report of Grant Thornton LLP, regarding "Senior Securities" table contained herein*
(n)(4)	Consent of Proposed Director — Brian S. Dunn
(n)(5)	Consent of Proposed Director — Byron J. Haney
(n)(6)	Consent of Proposed Director — Frank C. Meyer
(n)(7)	Consent of Proposed Director — Douglas F. Ray
(n)(8)	Consent of Proposed Director — Bruce E. Toll
(n)(9)	Consent of Proposed Director — Adam C. Berkman
(r)	Code of Ethics*

*
To be filed by pre-effective amendment.

Item 26.    Marketing Arrangements

          The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee		$4,605
New York Stock Exchange listing fee	$	[	]
FINRA filing fee	$	[	]
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

*
To be completed by amendment.

          The amounts set forth above, except for the SEC, FINRA, and New York Stock Exchange fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled By Or Under Common Control

          None.

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of the Registrant's capital stock at [    ], 2007.

Title of Class	Number of Record Holders
Common stock, $0.01 par value

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, our certificate of incorporation, effective as of October 9, 2007, provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our certificate of incorporation will provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant's certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant's certificate of incorporation.

          As of the date of the completion of this offering, the Registrant will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

          The Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

Item 31.    Business And Other Connections Of Investment Adviser

          A description of any other business, profession, vocation, or employment of a substantial nature in which our investment adviser, and each director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Business — The Investment Adviser" "Management — Directors," " — Executive Officers" and "Investment Advisory Agreement." Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [    ]-[             ]), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)
the Registrant, Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601;

(2)
the Transfer Agent, [                          ];

(3)
the Custodian, [                          ];

(4)
the investment adviser, FSC Management LLC, White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601; and

(5)
the administrator, FSC, Inc., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Item 33.     Management Services

          Not Applicable.

Item 34.     Undertakings

          1.    The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

          2.    The Registrant hereby undertakes that:

            (a)    For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

            (b)    For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on October 16, 2007.

FIFTH STREET FINANCE CORP.
By:	/s/ LEONARD M. TANNENBAUM
Name:	Leonard M. Tannenbaum
Title:	President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ LEONARD M. TANNENBAUM Leonard M. Tannenbaum	President, Chief Executive Officer and Director (Principal Executive Officer)	October 16, 2007
/s/ WILLIAM H. CRAIG William H. Craig	Chief Financial Officer (Principal Financial and Accounting Officer)	October 16, 2007

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
THE OFFERING
FEES AND EXPENSES
RISK FACTORS
Assumed Return on Our Portfolio(1) (net of expenses)
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
MERGER; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
USE OF PROCEEDS
DISTRIBUTIONS
CAPITALIZATION
DILUTION
SELECTED FINANCIAL AND OTHER DATA
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
SENIOR SECURITIES
INVESTMENT ADVISORY AGREEMENT
Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"
Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)
Percentage of Pre-Incentive Fee Net Investment Income allocated to income-related portion of incentive fee
ADMINISTRATION AGREEMENT
LICENSE AGREEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF OUR SECURITIES
SHARES ELIGIBLE FOR FUTURE SALE
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION
UNDERWRITING
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AVAILABLE INFORMATION
PRIVACY NOTICE
INDEX TO FINANCIAL STATEMENTS
PART C Other Information
SIGNATURES